EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Annual  Report  on Form  20-F of  Consolidated Mercantile Incorporated  (the "Company")  for the year ended  December 31, 2006 as filed with the  Securities and  Exchange  Commission  on the  date  hereof  (the  "Report"),  Fred A.  Litwin, President  of the  Company,  certify,  pursuant to 18 U.S.C.  section  1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of my knowledge:

1.   The Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2007
By: /s/FRED A.  LITWIN
Fred A. Litwin, President
Consolidated Mercantile Incorporated